UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 31, 2001


              OP-TECH Environmental Services, Inc.
     (Exact name of registrant as specified in its charter)



     Delaware                    0-19761                 91-1528142
(State or other jurisdiction    (Commission             (IRS Employer
      of incorporation)         File Number)          Identification No.)



           6392 Deere Road, Syracuse, NY          13206
    (Address of principal executive offices)    (Zip Code)


                         (315) 463-1643
      (Registrant's telephone number, including area code)

Item 5. Other Events

          Effective January 31, 2001, John R. Loveland resigned as a Director and Chief Executive Officer of the Company. There were no disagreements with the Company on any matters relating to the Company's operations, policies, or practices.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   OP-TECH Environmental Services, Inc.
                                             (Registrant)


Date: February 6, 2001   /s/ Christopher J. Polimino
                             Christopher J. Polimino, President and Chief
                             Accounting Officer